LAS VEGAS SANDS, INC.
                                       AND
                           VENETIAN CASINO RESORT, LLC
                    LIMITED WAIVER REGARDING CREDIT AGREEMENT

                    This LIMITED WAIVER REGARDING CREDIT AGREEMENT (this "Waiver") is dated as of December 31, 2001 and entered into by and among LAS VEGAS SANDS, INC. ("LVSI"), a Nevada corporation, and VENETIAN CASINO RESORT, LLC ("Venetian"), a Nevada limited liability company, as joint and several obligors (each of LVSI and Venetian, a "Borrower" and, collectively, the "Borrowers"), the financial institutions listed on the signature pages hereof ("Lenders"), THE BANK OF NOVA SCOTIA ("Scotiabank"), as Lead Arranger (in such capacity the "Arranger"), and Scotiabank as administrative agent for Lenders (in such capacity, the "Administrative Agent"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of September 17, 2001, by and among Borrowers, Lenders, Administrative Agent, and the Arranger (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                    WHEREAS, Borrowers have advised Lenders that they may not be in compliance with the Minimum Consolidated Adjusted EBITDA covenant as of the Fiscal Quarter ending December 31, 2001;

                    WHEREAS, Borrowers have further advised Lenders that they expect to obtain a waiver from the FF&E Lenders under the FF&E Facilities Agreement of compliance with the Minimum Consolidated Adjusted EBITDA covenant in such agreement for the Fiscal Quarter ending December 31, 2001;

                    WHEREAS, Borrowers have requested that Lenders agree to waive compliance with the Minimum Consolidated Adjusted EBITDA covenant for the Quarter ending December 31, 2001;

                    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                    Section 1. LIMITED WAIVER

                    1.1 Waiver of Compliance with Minimum Consolidated Adjusted EBITDA Covenant
                         ---------------

                    A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby waive, for the Fiscal Quarter ending December 31, 2001, compliance with the provisions of subsection 7.6C of the Credit Agreement.

                    B. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and such waiver relates solely to the noncompliance by Borrowers with the provisions of subsection 7.6C of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to
(i) subsection 7.6C of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this waiver of subsection 7.6C of the Credit Agreement or otherwise) or (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                    Section 2. CONDITIONS TO EFFECTIVENESS

                    This Waiver shall become effective only upon the satisfaction of all of the following conditions precedent (or waiver of any or all of the conditions precedent by the Administrative Agent in its sole discretion) (the date of satisfaction or waiver of such conditions being referred to herein as the "Waiver Effective Date"):


                    A. On or before the Waiver Effective Date, Borrowers shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Waiver Effective Date:

                    1. Resolutions of the Board of Directors of LVSI approving and authorizing the execution, delivery and performance of this Waiver, certified as of the Waiver Effective Date by the corporate secretary or an assistant secretary of LVSI as being in full force and effect without modification or amendment;

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

                    2. Signature and incumbency  certificates of the officers of
               LVSI executing this Waiver;

                    3. Executed copies of this Waiver by all parties hereto; and

                    4. Payment of a waiver fee of one-eighth of one percent (0.125%) of the Commitments and all others costs and expenses due under the Credit Agreement.

                    B. Administrative Agent shall have received from Borrowers a duly executed waiver regarding the FF&E Facility Agreement in form and substance reasonably satisfactory to Administrative Agent.

                    C. No Event of Default or Potential Event of Default under (and as defined in) the Credit Agreement shall have occurred and be continuing or would result from the effectiveness of this Waiver.

                    D. On or before the Waiver Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

                    Section 3. BORROWERS' REPRESENTATIONS AND WARRANTIES

                    In order to induce Lenders to enter into this Waiver, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                    A.  Corporate  Power  and  Authority.   Borrowers  have  all
requisite corporate power and authority to enter into this Waiver.

                    B. Authorization of Agreements. The execution and delivery of this Waiver has been duly authorized by all necessary corporate action on the part of Borrowers.

                    C. No Conflict. The execution and delivery by Borrowers of this Waiver does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers or any of their Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrowers or any of their Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrowers or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers or any of their Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers or any of their Subsidiaries except for such violations, conflicts, approvals and consents the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

                    D. Governmental Consents. The execution and delivery by Borrowers of this Waiver does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                    E. Binding Obligation. This Waiver has been duly executed and delivered by Borrowers and when executed and delivered, will be the legally valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                    F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Waiver Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                    Section 4. MISCELLANEOUS

                    A. Effect on the Credit Agreement and the Other Loan Documents.

                    (i) Except as specifically amended by this Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (ii) The execution,  delivery and performance of this Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                    B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Waiver and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                    C. Headings. Section and subsection headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose or be given any substantive effect.

                    D. Applicable Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                    E. Counterparts; Effectiveness. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver shall become effective upon the execution of a counterpart hereof by Borrowers, Requisite Lenders and each of the Loan Parties and receipt by the Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, and satisfaction of the conditions in Section 2 hereof.

                    IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                  BORROWERS:

                      LAS VEGAS SANDS, INC.


                      By:      /s/David Friedman
                               -----------------------------------------
                               Name:    David Friedman
                               Title:   Assistant to the Chairman of the
                                        Board and Secretary


                      VENETIAN CASINO RESORT, LLC

                      By:      Las Vegas Sands, Inc., its managing member


                      By:      /s/David Friedman
                               -----------------------------------------
                               Name:    David Friedman
                               Title:   Assistant to the Chairman of the
                                        Board and Secretary





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



                  LENDERS:

                      THE BANK OF NOVA SCOTIA,
                      individually and as a Lender,
                      Lead Arranger and Administrative Agent


                      By:      /s/Jim York
                               -----------------------------------------
                               Name: Jim York
                               Title: Managing Director & Office Head




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





                      AIMCO CDO SERIES 2000-A





                      By:      /s/Roberta S. Asher
                               -----------------------------------------
                               Name: Roberta S. Asher
                               Title: Authorized Signature


                      Notice Address:



                               Attention:
                               Telefax:









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








                      ALLSTATE LIFE INSURANCE COMPANY





                      By:      /s/Roberta S. Asher
                               ----------------------------------------
                               Name: Roberta S. Asher
                               Title: Authorized Signature


                      Notice Address:



                               Attention:
                               Telefax:









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








                      AMMC CDO I, LIMITED





                      By:      -----------------------------------------
                               Name:
                               Title:


                      Notice Address:



                               Attention:
                               Telefax:






                      AMMC CDO II, LIMITED





                      By:      -----------------------------------------
                               Name:
                               Title:


                      Notice Address:



                               Attention:
                               Telefax:







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                      BEAR STEARNS INVESTMENT PRODUCTS INC.





                      By:      /s/Marc Simon
                               -----------------------------------------
                               Name: Marc Simon
                               Title: Managing Director


                      Notice Address:
                               Bear Stearns Investment Products Inc.
                               245 Park Avenue
                               New York, New York 10167
                               Attention: Gloria Dombrowski
                               Telefax: 212-272-4844









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                      BLACK DIAMOND CLO 1998-1 LTD.





                      By:      /s/David Dyer
                               -----------------------------------------
                               Name: David Dyer
                               Title: Director


                      Notice Address:
                               Black Diamond Capital Management, L.L.C.
                               100 Field Drive, Ste. 140
                               Lake Forest, IL 60045
                               Attention:  Loan Administrator
                               Telefax: (847)615-9064






                      BLACK DIAMOND CLO 2000-1 LTD.





                      By:      /s/Susan Anderson
                               -----------------------------------------
                               Name:  Susan Anderson
                               Title: Assistant Vice President


                      Notice Address:
                               c/o Bankers Trust Company
                               1761 East Saint Andrew Place
                               Santa Ana, CA 92705
                               Attention: Stephen Hessler
                               Telefax: 714-247-6475









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






                      BLUE SQUARE FUNDING LIMITED SERIES 3





                      By:      /s/Susan Anderson
                               -----------------------------------------
                               Name:  Susan Anderson
                               Title: Assistant Vice President


                      Notice Address:
                               c/o Bankers Trust Company
                               1761 East Saint Andrew Place
                               Santa Ana, CA 92705
                               Attention: Stephen Hessler
                               Telefax: 714-247-6475











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






                      CANADIAN IMPERIAL BANK OF COMMERCE





                      By:      /s/John Burke
                               -----------------------------------------
                               Name: John Burke
                               Title: Authorized Signatory


                      Notice Address:
                               Canadian Imperial Bank of Commerce
                               425 Lexington Avenue
                               New York, NY 10017
                               Attention: Stephanie Devane
                               Telefax: (212) 856-3799









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






                      CSAM FUNDING I





                      By:      /s/Andrew H. Marshak
                               -----------------------------------------
                               Name: Andrew H. Marshak
                               Title: Authorized Signatory


                      Notice Address:
                               CSAM Funding I
                               466 Lexington Avenue, 14th Floor
                               New York, NY  10017
                               Attention:  Judith Drummond
                               Telefax:  (713) 216-3572









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






                      FOOTHILL INCOME TRUST, L.P.
                      by FIT GP, LLC, HS General Partner





                      By:      /s/Jeff Kikora
                               -----------------------------------------
                               Name: Jeff Kikora
                               Title: Managing Member


                      Notice Address:
                               Foothill Income Trust, L.P.
                               2450 Colorado Avenue, Suite 3000 West
                               Santa Monica, California 90404
                               Attention:  Mike Bohannon
                               Telefax:  310-453-7470








                      FOOTHILL INCOME TRUST II, L.P.
                      by FIT GP, LLC, HS General Partner





                      By:      /s/Jeff Nikora
                               -----------------------------------------
                               Name: Jeff Nikora
                               Title: Managing Member


                      Notice Address:
                               Foothill Income Trust, L.P.
                               2450 Colorado Avenue, Suite 3000 West
                               Santa Monica, California 90404
                               Attention:  Mike Bohannon
                               Telefax:  310-453-7470

                      GLENEAGLES TRADING LLC





                      By:      /s/Ann E. Morris
                               -----------------------------------------
                               Name: Ann E. Morris
                               Title: Assit. Vice President


                      Notice Address:



                               Attention:
                               Telefax:

                      HIGHLAND LEGACY LIMITED





                      By:      /s/Louis Koven
                               -----------------------------------------
                               Name: Louis Koven
                               Title: Executive Vice President-CFO


                      Notice Address:



                               Attention:
                               Telefax:

                      THE INTERNATIONAL COMMERCIAL
                      BANK OF CHINA, NEW YORK AGENCY





                      By:      /s/Wen-Hui Wang
                               -----------------------------------------
                               Name: Wen-Hui Wang
                               Title: Assistant Vice President &
                                      Deputy General Manager



                      Notice Address:
                               International Commercial Bank of China
                               360 Lexington Avenue, 6th Floor
                               New York, New York  10017
                               Attention:  M. S. Wu
                               Telefax:  646-865-1373

                      Address changes to:
                               65 Liberty Street
                               New York, NY 10005
                               Tele 212-608-4222 (ext 113)
                               Fax: 212-766-5006






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





                      KZH HIGHLAND-2 LLC





                      By:      -----------------------------------------
                               Name:
                               Title:



                      Notice Address:



                               Attention:
                               Telefax:









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






                      LONG LANE MASTER TRUST IV





                      By:      -----------------------------------------
                               Name:
                               Title:


                      Notice Address:



                               Attention:
                               Telefax:










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






                      NATIONAL WESTMINSTER BANK PLC





                      By:      -----------------------------------------
                               Name:
                               Title:


                      Notice Address:



                               Attention:
                               Telefax:










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






                      PAM CAPITAL FUNDING LP





                      By:      /s/Louis Koven
                               -----------------------------------------
                               Name: Louis Koven
                               Title: Executive Vice President-CFO



                      Notice Address:



                               Attention:
                               Telefax:










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






                  PINEHURST TRADING, INC.





                      By:      /s/Ann E. Morris
                               -----------------------------------------
                               Name: Ann E. Morris
                               Title: Asst. Vice President


                      Notice Address:



                               Attention:
                               Telefax:










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






                      TRANSAMERICA LIFE INSURANCE COMPANY





                      By:      /s/Mark E. Dunn
                               -----------------------------------------
                               Name: Mark E. Dunn
                               Title: Vice President


                      Notice Address:
                               4333 Edgewood Road NE
                               Cedar Rapids, Iowa 52499-5335



                               Attention: Director of Private Placement
                               Telefax: 319-369-2666










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






                      TRS1 LLC





                      By:      /s/Rosemary F. Dunne
                               -----------------------------------------
                               Name: Rosemary F. Dunne
                               Title: Vice President


                      Notice Address:
                               TRSI LLC
                               c/o Dueteche Bank AG
                               as Trustee for TRSI LLC
                               1761 East St. Andrew Place
                               Santa Ana, CA 92705-4934


                               Copy To:
                               TRSI LLC
                               c/o Black Diamond Capital Management, LLC
                               100 Field Drive, Suite 140
                               Lake Forest, IL 60045
                               Attention: Loan Administrator
                               Telephone: 847 615-9000
                               Telecopier: 847 615-9064








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